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                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 26th day of July 2000, between MAX FIVE NY, LLC, a Delaware limited liability company, 230 Park Ave., New York, NY 10169 party of the first part, hereinafter referred to as OWNER, and MANHATTAN PUBLISHING CORP., a New York Corporation (I.D. #13-3621025) party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Rooms E, F and G on the SECOND (2ND) FLOOR as shown on the floor plan attached in the building known as 63 WEST 38TH STREET in the Borough of MANHATTAN, City of New York, for the term of EIGHT (8) YEARS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of AUGUST two thousand, and to end on the 31st day of JULY two thousand and EIGHT and both dates inclusive, at annual rental rates of $141,100, from 8/1/00 to 7/31/04;
and $152,388, from 8/1/04 to 7/31/08, (each being the base rent for the period involved) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first ________ monthly installment(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:        1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy:   2. Tenant shall use and occupy demised premises for general offices in connection with its business provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.


Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alternations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alternations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.




Repairs: 4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law Fire Insurance: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or


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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Damage, Loss, Indemnity: 8. Owner or its agents shall not be liable for any damage damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution or rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.





Eminent Domain 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed as assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon


- ------------------------------
Rider to be added if necessary.


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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to the Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under 'SS'235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner will be the sole judge; then in any one or more of such events, upon Owner serving a written thirty (30) days notice upon Tenant specifying the nature of said default and upon the expiration of said thirty (30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Tenant shall not have diligently commenced during such default within such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.





             (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant, or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the services of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner Waiver of Redemption: 18. In case of any such default, re-entry, and expiration and/or dispossess by summary proceedings or otherwise,
(a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangements and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representation by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's Part to be Observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions if this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth as hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.






Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trail by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges: 29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, ____% ($55.00 - _____) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers: 30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $55.00 - , on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning: 31. As long as Tenant is not in default under any the is not in default under any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8


                                  Page 4 0f 6
a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security: 32. Tenant has deposited with Owner the sum of $116,271.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions: 33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgage in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.






Adjacent Excavation-Shoring: 35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faith fully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner and Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                      /s/
                                        ----------------------------------------
                                        MAX FIVE NY, LLC



- -------------------------------         ----------------------------------------
                                        BY: Max Capital Mgt. Corp., Manager




Witness for Tenant:                     ----------------------------------------
                                        MANHATTAN PUBLISHING CORP.



                                        /s/   Steven Farbman
- -------------------------------         ----------------------------------------
                                        BY: Steven Farbman, President

                                ACKNOWLEDGEMENTS


CORPORATE TENANT
STATE OF NEW YORK, ss.:

County of

   On this ___ day of __________, 20__, before me personally came ______________

- ------------------------------------------
to me known, who being by me duly sworn, did depose and say that he resides in ____________________________________ that he is the __________ of _____________
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order. ______________



INDIVIDUAL TENANT
STATE OF NEW YORK, ss.:
County of

   On this ___ day of __________, 20__, before me personally came

- ------------------------------------------
to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that ______________ he executed the same.


- ------------------------------------------



                             IMPORTANT - PLEASE READ

               RULES AND REGULATIONS ATTACHED TO AND MADE PART OF
                   THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be uses for any purposes other than those for which they were designated or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserve the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.






     10. Owner reserves the right to exclude from the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address 63 WEST 38TH STREET

Premises ROOMS E, F & G ON THE 2ND FLOOR


================================================================================

                          TO MANHATTAN PUBLISHING CORP.

================================================================================
                                STANDARD FORM OF
                                      Loft
                                      Lease

                     The Real Estate Board of New York, Inc.
                    'c' Copyright 1994. All rights Reserved.
                   Reproduction in whole or in part prohibited
================================================================================




Dated:  JULY 26, 2000

Rent Per Year:    $141,100.00      $152,388.00

Rent Per Month:   $11,758.33       $12,699.00

Term:      8 yrs.
From:      8/1/00
To:        7/31/08

Drawn by
             -----------------------------
Checked by
             -----------------------------
Entered by
             -----------------------------
Approved by
             -----------------------------

RIDER forming a part of the Lease between MAX FIVE NY, LLC, as Owner, and MANHATTAN PUBLISHING, CORP., as Tenant, at 63 WEST 38th Street, New York, New York.

If the Owner elects to supply electric current to the demised premises, the Tenant agrees that electric current will be supplied by the Owner and the Tenant will pay the Owner or the Owner's designated agent, as additional rent for the supplying of electric current, an amount or amounts computed by adding 10% to the total of (1) the meter readings for energy use, the demand and fuel adjustments under the service classification No. 4 of Consolidated Edison Company of New York, Inc., or like or similar rate by any other utility company servicing the building and all taxes imposed on each such components plus sales tax. The Owner at its option may, however, increase the additional rent charged for supplying electricity to the demised premises based upon changes, occurring subsequent to the aforementioned date, in the method, rates or manner by which the owner thereafter purchases are a part. Such increases in the additional rent charged for electricity shall be determined by a comparison to the nearest full percentage of the average cost per kilowatt hour to the Owner at the rate in effect at which Owner purchased electricity prior to such change and the rate under which the Owner will purchase electricity after such change. The periods to be used for the aforesaid computation shall be the bill periods ended in February and August immediately preceding such change. Average cost per kilowatt hour is defined as including energy charges, demand charges, fuel adjustment charges, rate adjustment charges, sales taxes where applicable, and/or any other factors used by the public utility in computing its charges to the Owner, applied to the kilowatt hours purchased by the Owner during a given bill period.

Where more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefore shall be rendered at such times as Owner may elect and the amount shall be deemed to be and be paid as, additional rent.

In the event that such bills are not paid within ten (10) days after the same are rendered, Owner may, with ten (10) days written notice in which Tenant shall have the right to cure, discontinue the service of electric current to demised premises without releasing Tenant from any liability under this lease and without owner or owner's agent incurring any liability or any damage or loss sustained by Tenant by such discontinuance or service.

Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. In the event that in the owner's reasonable judgement the Tenant's electric requirements, necessitate the installation of any additional riser, risers or other proper and necessary equipment in connection with the Tenant's electrical requirements, the same shall be installed by the Owner at the Tenant's sole expense. Rigid conduit only will be allowed. It is further agreed by Tenant that all of the aforesaid costs and expenses are chargeable and collectible as additional rent and shall be paid by Tenant to Owner within five (5) days after rendition of any bill or statement to Tenant therefor. Tenant agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations.

Providing Owner does so to the majority of Tenants above the Ground floor, Owner may discontinue any of the aforesaid services upon one hundred and eighty (180) days notice to Tenant without being liable to Tenant therefor of without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted. In the event of such notice of discontinuance Owner shall permit Tenant to receive such service direct from the public utility corporation upon condition that the Tenant shall at its sole expense entirely segregate the Tenant's electrical system so that the same is in no way dependent upon or connected to the circuits or distribution facilities of the Owner or any other Tenant and that upon vacating the demised premises, Tenant will restore at its sole expense same to the condition existing prior to such segregation.

Tenant shall make no electrical installations, alterations, additions or change to electrical equipment or appliances without the prior written consent of the Owner in each instance, which consent will not unreasonably be withheld. Tenant will comply with the General rules, Regulations, Terms and Conditions applicable to Service, Equipment, Wiring and Changes in Requirements in accordance with the requirements of the Public Utility supplying electricity to the building in the same manner as if the Tenant was serviced directly by such utility. If any tax is imposed upon Owner's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant agrees that, where permitted by Law, Tenant's prorated share of such taxes shall be passed on to and included in the bill of, and paid by, Tenant to Owner.

Electrical capacity shall be provided by the Landlord to the demised premises in the amount of 250 amperes at 208/120, 3 phase, 4 wire, 60 Hertz or, at Landlord's discretion, at a higher voltage providing equivalent capacity.

Such capacity shall be provided by one or more sources as determined by the Landlord and protected by fuses or circuit breakers with a sum total nameplate capacity not less than the total amperes identified herein.

                      [To be initialed by Owner and Tenant]


        -----------------------             ---------------------------
                 Owner                                Tenant

41. (A) The Tenant shall pay as additional rent hereunder a proportion of all real property taxes in excess of the real property taxes for the tax year 2000/2001 (as the same may be reduced in proceedings to reduce the assessed valuation) that may be levied on the tax unit of which the demised premises form a part. The proportion of real estate taxes herein provided for, payable by the Tenant as aforesaid, shall be 5.79%. Such additional rental shall be paid to the Owner each year in equal installments on or before the twentieth day of the respective months in which real property taxes may be paid during the term without interest or penalties to the City of New York. For all purposes under this lease, and in any suit of any kind between the parties hereto, any receipt showing the payment by the Owner of any such tax, signed by a public official authorized to give such receipts and the Tenant's failure to pay the same as herein provided shall be conclusive evidence against the Tenant that the amount of such payment was due and payable and that such tax was a valid and existing lien on the premises at the time of such payment; in the event tile Tenant has paid a proportion of the increased taxes as in this paragraph provided and thereafter Owner obtains a refund the Owner shall pay a portion of said refund to Tenant in the same proportion as original tax was paid less the cost of obtaining such reduction including reasonable legal fees, but nothing herein contained shall give Tenant the right to seek a reduction in tax nor the Owner an obligation to do so.

41. (B) Tenant shall also pay to Owner, within thirty (30) days after the same shall be payable by Owner and as additional rent for the lease year in which the same shall be so payable, an amount equal to 5.79% of any assessment or installment thereof for public betterments or improvements which may be levied upon the said land and building by the City of New York or any quasi-governmental agency including but not limited to any "business improvement district".

42.      Intentionally omitted

43. Commencing August 1, 2001, the annual rental then payable shall be increased by an amount equal to three (3%) per cent of such annual rental amount then payable. Thereafter, on each anniversary of the lease through the expiration, the annual rental then payable, on the appropriate anniversary date, shall be increased by an amount preceding the anniversary date in question. It being the intention of the parties that the annual rental set forth herein shall be cumulatively increased by a compounded three (3%) per cent per annum.

44. In the event that Tenant has installed in the premises and is using an air conditioning unit, the Tenant shall pay for the water consumed and the sewage charge in the operation thereof in accordance with the readings of water meter installed to measure such consumption. Prior to installing any new or additional mechanical air conditioning unit, or units, in the premises, Tenant shall first obtain the Owner's written consent. Under penalty of damages and forfeiture, the Tenant herein shall not install any mechanical air conditioning plant or individual or collective units using water unless the unit or units are equipped with a water conserving device, such as evaporative condenser, economizer, water cooling tower, or other similar apparatus. In connection with such air conditioning, the Tenant agrees to install at its own cost and expense, a water meter which shall meter all make-up used in such air conditioning plant and such water used and sewage charge shall be paid for by the Tenant as per meter readings, at the prevailing rates charged by the city.

Other than for the initial installation, the Tenant shall not use the existing building electric feeders for supplying current to the air conditioning plant motors but shall install at its own cost and expense, in a location to be designated by the owner, an independent electric riser together with necessary service equipment and meters for the supply of electric current to the air conditioning plant.

The Tenant shall be prohibited from installing a "window unit" air conditioning unit throughout the term of this lease.

45. It is specifically understood and agreed that this lease is offered to the Tenant for signature by the Managing Agent of the building, solely in its capacity as such agent and subject to the Owner's acceptance and approval, and that the Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind the Owner or its agent until such time as the same has been approved by the Owner and executed by the agent for owner and delivered to the Tenant.

46. The Tenant hereby agrees not to interpose any counterclaim or set-off of whatever nature or description, in any action or summary proceeding by the Owner against the Tenant for non-payment of rent, damages or deficiency whether such action or summary proceeding be brought under this lease or any renewal, extension, holdover or modification thereof. Nothing herein contained, however, shall be construed as a waiver of the Tenant's right to commence separate action on a bona fide claim against the Owner.

47. This lease may not be changed orally.

48. If at the request of and as accommodation to the Tenant, the Owner shall place upon such directory board as the Owner may from time to time maintain in the lobby of the building, one or more names of persons other than the Tenant, such directory board listing shall not be construed as the consent by the Owner to an assignment or subletting by the Tenant to such person or persons.

49. Owner shall permit Tenant to list no more than seven (7) names on the building directory. In the event Tenant requests additional listings on the building directory and Owner grants Tenant's request, Tenant shall pay the building standard charge for said listings.

50. All checks tendered to the Owner as and for the rent of the demised premises shall be deemed payments for the account of the Tenant. Acceptance by the Owner of rent from anyone other than the Tenant shall not be deemed to operate as an attornment to the Owner by the payer of such rent or as consent of the Owner to an assignment or subletting by the Tenant of the demised premises to such payer, or as a modification of the provisions of this lease.

51. Anything herein contained to the contrary, notwithstanding, Owner shall not unreasonably withhold consent to the assignment or subletting of this lease provided:

     A. Tenant designates ADAMS & COMPANY REAL ESTATE, LLC as Tenant's exclusive agent to effect such assignment or subletting and agrees to pay ADAMS & COMPANY REAL ESTATE, LLC, a commission computed in accordance with the commission rates of ADAMS & COMPANY REAL ESTATE, LLC then in effect. Said exclusive agency shall be for a period of one hundred and twenty (120) days but may at the option of Tenant be extended further.

     B. Tenant agrees to pay such reasonable attorney fees as may be incurred by the Owner in connection with the Tenant's request for consent to an assignment or subletting;

     C. Any such assignment or subletting shall be made solely upon the following terms and conditions:

                1. Tenant shall submit to Owner in writing;

(a)   The name of the proposed assignee or subtenant;

(b)   The terms of the proposed assignment or sublease;

(c) The nature and character of the business which the proposed assignee or subtenant will conduct in the demised premises; and thereafter shall submit to the Owner any other information concerning the assignment or sublease which the Owner may request.

                2. There shall be no default by Tenant under any of the terms, covenants and conditions of this lease at the time that Owner's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

                3. Upon receiving Owner's written consent a duly executed copy of the sublease or assignment shall be delivered to Owner within ten (10) days after execution thereof. Any such sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this lease to be performed by the Tenant hereunder.

Owner shall have the option to be exercised within thirty (30) days from the submission of the aforesaid information, to require the Tenant to execute and deliver the assignment or sublease to the Landlord with the right to assign or sublet the Owner's designee, upon the same terms as Tenant submitted to Owner. In the event of a proposed assignment or a proposed sublease for all or substantially all of the demised premises, Owner shall have the further option to be exercised within the said thirty (30) day period, to cancel and terminate Tenant's lease, effective on the date of Tenant's proposed assignment or sublease, in which event this lease and the term hereof shall expire and terminate on that date as if it was the date herein fixed for the termination and expiration of the term of this lease.

     D. If the Owner shall not exercise either of its foregoing options within the time set forth above, its consent to the proposed assignment or subletting shall not be unreasonably withheld, provided, however, that it may withhold consent therein if in the reasonable exercise of its judgement it determines that:

   1. The financial condition and general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligations undertaken by the proposed assignment or sublease.

   2. The proposed use of the demised premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by the Tenant's Lease.

   3. The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities.

   4. The Tenant has made repeated assignments or sublettings, which have changed the character of the Demised Premises.

   5. The Tenant proposes to assign or sublet to one who a the time is a Tenant in possession of premises in the Building of which the Demised Premises are a part.

     E. In the event of any subletting or assignment pursuant to the provisions of this Article, Owner shall have the right, upon five (5) days' prior written notice to Tenant, to require Tenant thereafter to pay to Owner a sum equal to 50% of (i) any rent or other consideration paid to Tenant by any subtenant or assignee which is in excess of the rent then being paid by Tenant to Owner (less any costs to sublease limited to Attorney's fees, architects fees, brokerage commission, free rent, and any monies spent by Tenant to prepare the sublet space) (ii) any other profit or gain realized by Tenant from any such subletting or assignment. All sums payable hereunder by Tenant shall be paid to Owner as additional rent immediately upon receipt thereof by Tenant.


     F. If this lease shall be assigned, or if the demised premises or any part thereof, be sublet or occupied by any person or persons other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, subtenant or occupancy and apply the net amount collected to the rent herein reserved, but not such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupancy as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

     G. Each permitted assignee or transferee shall assume and be deemed to have assumed this lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and additional rent and for the due performance of all the terms, covenants, conditions, and agreements hereto contained on Tenant's part to be performed for the term of this Lease. No assignment shall be binding on Owner unless such assignee or Tenant shall deliver to Owner a duplicate original of the instrument of assignment, in form reasonable satisfactory to Owner containing a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Owner the aforesaid written consent, prior thereto.

    H.  Anything herein contained to the contrary notwithstanding:

     1. Tenant shall not advertise or list its space for assignment or subletting at a rental rate lower than the then current market rental.

     2. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant of this lease or a majority of the total interest in any partnership Tenant, whether effected by operation of law or otherwise, shall be deemed an assignment of this lease.

     3. No assignment or subletting shall be made.

(a) To any person or entity which shall at that time be a Tenant, subtenant or other occupant of any part of the building of which the demised premises form a part;

(b) Intentionally omitted

(c) By the legal representative of the Tenant or by any person to whom Tenant's interest under this lease passes by operation of Law; and

(d) To any person or entity for the conduct of a business which is not in keeping with the standards for and general character of the building of which the demised premises form a part, or to any person or entity for the conduct of a business which is not the same type of business as conducted by Tenant in the demised premises.

No other or further assignment or subletting shall be made except in compliance with the provisions of this Article.

52. Intentionally omitted

53. If the Owner or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals (all of which are referred to below, individually and collectively, as an "unincorporated Owner") then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such unincorporated Owner in the land and building of which the leased premises are a part, for the satisfaction of Tenant's remedies or the collection of a judgement (or other judicial process) requiring the payment of money by Owner in the event of any default or breach by Owner with respect to any of the terms, covenants and conditions of the lease to be observed and/or performed by Owner, and no other property or assets of such unincorporated Landlord shall be subject to levy execution or other enforcement procedure for the satisfaction of Tenant's remedies.

54. In the event the Tenant shall fail to pay the rent and/or additional rent reserved herein in a timely fashion, on the first day of each and every month during the term of this lease and the Owner, due to the Tenant's failure to pay the rent and/or additional rent, shall commence two or more legal proceedings in any twelve (12) month period for Tenant's failure to pay rent and/or additional rent, whether or not said legal proceedings result in a final judgement, stipulation withdrawal or dismissal, then and in such event the Owner shall have the right to terminate this lease agreement and the Tenant's tenancy upon three (3) days written notice to Tenant, and the term of this lease shall terminate at the end of such three (3) day period and the Owner shall be entitled to commence a summary holdover proceeding or any other type of proceeding against the Tenant to remove the Tenant from the premises and regain possession of the premises. The Tenant shall not be entitled to any notice other than the said three (3) day notice of termination and shall not have the right to cure said default.

55. Provided rates are competitive, Tenant agrees to employ such office maintenance contractors as Owner may from time to time designate, for all window cleaning, waxing, polishing, lamp replacement, cleaning and maintenance work in the demised premises. Tenant shall not employ any other contractor for such purposes without Owner's prior written consent.

56. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Owner reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash which is not separated and sorted as required by law and to require Tenant to arrange for such collection, at Tenant's sole cost and expense utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Article, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.

57. Both the Owner and Tenant each represent and warrant to the other that it has dealt with no broker, except WILLIAMS REAL ESTATE CO., INC. and ADAMS & COMPANY REAL ESTATE, LLC, in connection with the execution of this lease or the showing of the demised premises and agree to hold and save each other harmless from and against any and all liabilities from any claims of any other broker (including without limitation the cost of counsel fees in Connection with the defense of any such claims), except The Broker(s).

58. The parties acknowledge and agree that the Owner or its agents have not made and do not make any representation as to the actual gross or usable square footage of the premises demised by this lease and accordingly, where any reference is made in this lease to square footage, or percentage or multipliers, such as with respect to the computation of certain items of additional rent, the same shall not be deemed or construed, and is not intended, as any actual measurement function and is merely provided as a negotiated and agreed upon component in the measurement of Tenant's responsibility for such additional rent item.

59. The Tenant hereby agrees to pay as additional rent, the monthly charge of $110.00 payable in the manner provided for in this lease for the payment of rent, as Tenant's contribution towards the Owner's cost for a special guard, security officer, in the passenger lobby of the building. The Tenant understands that the Owner is not obliged to maintain this service and the Owner may discontinue this additional service at any time without notice to the Tenant and the Tenant's contribution shall cease.

60. It is acknowledged that neither the Owner nor any agent of the Owner has made any representations as to the suitability of the demised premises for Tenant's anticipated use, including ( but not limited to) suitability of the physical plant or applicability of any zoning, municipal or governmental ordinances of any kind whatsoever.

61. All insurance policies carried by the Tenant covering the demised premises, including but not limited to the contents, fire and casualty insurance, shall name therein the Owner as an additional insured. Tenant agrees that its general public liability insurance policy shall not be less than $1,000,000.00/$1,500,000.00 with respect to bodily injury, and $500,000.00 for property damage. Each party hereto waives any claim against the other by reason of the others negligence or other acts or omissions or other occurrences insofar as such claim is based on a risk insured under any insurance policy carried by the waiving party or with respect to such act or occurrence that does not arise as a result of the willful negligence, malfeasance or nonfeasance of the other party. Tenant shall annually provide Owner with a certificate of insurance and proof of payment.

62. The Tenant has thoroughly examined the demised premises. Tenant agrees to accept the said premises "as is" and in such condition as the same may be at the date of commencement of the term of this lease, except for latent defects, and Owner represents that to the best of its knowledge the demised premises are free of all hazardous substances and in compliance with all applicable laws, ordinances, codes and regulations prior to the date of delivery of possession of the demised premises. Tenant shall not cause or permit Hazardous Materials to be introduced and thereafter used, transported, stored, released, handled, produced or installed in, on or from the Demised Premises or the Building, except in compliance with laws. Owner will remove any existing Hazardous Materials and curb any violations as of the date of this Lease in compliance with laws. Owner shall not be obligated or required to do any work or to make any alteration or install any fixtures, equipment or improvements, or make any repairs or replacements to or on the demised premises or any portion of the building in which the same is situated in order to fit the same for Tenant's use, except for the work set forth in Article #69.

63. The parties to this lease agree that any and all correspondence, notices and/or court papers which Owner/Landlord may, or be required to give to Tenant, may be signed by any managing agent of Owner, whether or not registered with the New York City Office of Code Enforcement. Such correspondence, notices and/or court papers shall have the same force and effect as if signed by Owner/Landlord directly.

64. In the event that the payment for the rent and additional rent is not received by the Owner by the fifteenth day of the month in which it is due, Tenant shall pay a penalty in the amount of $250.00 for said delay in receiving the rent.

65. Tenant acknowledges that possession of the demised premises must be surrendered to Landlord at the expiration or sooner termination of the term of this lease. The parties recognize and agree that the damage to Owner resulting from any failure by Tenant to timely surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of fixed rent and additional rent theretofore payable hereunder and will be impossible of accurate measurement. Tenant, therefore, agrees that if possession of the demised premises is not surrendered to Owner within twenty-four (24) hours after the date of the expiration or sooner termination of the term of this lease, then Tenant shall pay to Landlord, as liquidated damages, a sum equal to three (3) times the per diem fixed rent and additional rent which was payable during the calendar month preceding the calendar month in which the term ended for each day Tenant holds over and fails to deliver possession of the demised premises. Nothing herein contained shall be deemed to permit Tenant to retain possession of the demised premises after the expiration or sooner termination of the term of this lease. Owner, by availing itself the rights and privileges granted by this provision and the acceptance of the liquidated damages, shall not be deemed to have waived any of its rights and privileges granted in other provisions of this lease, and the rights granted in this Article shall be considered in any event as in addition to and not in exclusion of such other rights and privileges. The aforesaid provisions of this Article shall survive the expiration or sooner termination of the term of this lease.

66. If Owner shall at any time during the term of this lease, but not prior to December 31, 2007, decides to demolish or substantially renovate the Building, Owner shall have the right to terminate this lease as of the last day of any month thereafter upon not less than six (6) months' prior written notice by Owner to Tenant, provided that Owner shall also send termination notices, in the case of a demolition, to all tenants of the building or, in the case of a substantial renovation, to those tenants similarly affected thereby. In the event that Owner shall give such notice, then upon the date specified therein for the termination of this lease, this lease and the term and the estate hereby granted shall terminate as though such date were the date originally set forth in this lease for the expiration of the term hereof and Tenant shall, on or before such date, vacate and surrender the demised premises in accordance with the provisions of this lease as if such date of termination was the expiration date of this lease.

67. Owner shall have the right (hereinafter referred to as "Owner's Relocation Right") exercisable at any time upon not less than thirty (30) days prior written notice to Tenant (hereinafter referred to as "Owner's Relocation Notice") to elect to relocate Tenant from the demised premises to other space in the building (hereinafter referred to as the "Relocated Space") for the term of this lease on the same terms and conditions as set forth in this lease (except as set forth below) subject, nevertheless, to the following terms and conditions:

(i) The Relocated Space shall contain at least the same number of rentable square feet of space then comprising the demised premises;

(ii) Owner, at its sole cost and expense, shall prepare (or cause to be prepared) the relocated space so as to be substantially similarly in all material respects to the demised premises as same exist on the date of receipt by Tenant of Owner's Relocation Notice, except that if certain materials utilized in the demised premises are then unavailable, Owner may substitute materials of equal or better quality;

(iii) When the Relocated Space is completed, Owner shall, at its sole cost and expense, and upon not less than ten (10) days prior written notice to Tenant, relocate Tenant into the Relocated Space. This relocation shall be accomplished in such a manner so as to create the least practicable interference with Tenant's business operation. All costs and expenses of the relocation, including, without limitation, moving expenses for Tenant's furniture, fixtures and equipment, shall be borne exclusively by Owner.

(iv) At the request of either Tenant or Owner, Tenant and Owner will execute and deliver a modification of this lease in mutually satisfactory form confirming and setting forth the provisions of this Article.

68. Anything to the contrary notwithstanding, provided Tenant is not in default under this lease, Tenant shall have no obligation to pay the first five (5) full monthly installments (8/l/00-12/31/00) of the fixed rent due under this lease ("free rent period") subject to all other terms and conditions of this lease including the payment of water charges, sprinkler charges, security guard charges, and electricity charges. Provided however, that in the event Tenant defaults in fulfilling any of the material terms of this lease at any time during the term or defaults in the payment of rent or additional rent after the free rent period, the rent for the entire free rent period shall immediately become due and payable.

69. The Owner will furnish and install the following in a building standard manner and in compliance with all laws:

     a)   Demolish as per Tenant's plan including any existing gas meter(s);

     b) Replace any windows within demised premises that have not yet been replaced (building standard);

     c) Repair any substantially damaged areas of demising walls, floors, ceilings and columns;

     d)   Refurbish northerly toilet room (building standard);

     e)   Deliver premises broom clean.

     f)   Refurbish common corridor (building standard) no later than 3/31/01.

70. In consideration of the Tenant, at its own cost and expense, doing work in the demised premises and upon the completion of such work and the presentation by the Tenant to the Owner of receipted bills and cancelled checks for all such work as evidence that same has been paid for, the Owner agrees to grant to the Tenant an allowance in the amount not to exceed the sum of ONE HUNDRED TWELVE THOUSAND EIGHT HUNDRED EIGHTY ($112,880) DOLLARS against the actual cost of such work (exclusive of architect's fee, permits, or engineering costs) and the presentation of said receipted bills and cancelled checks.

The allowance shall be paid to the Tenant no more than once monthly within forty five (45) business days after receipt of paid invoices. The Owner shall pay the allowance for the amount of the bills less ten (10%) percent which ten (10%) percent shall be cumulative and shall be retained by the Owner until the installations and alterations have been signed-off by the governmental authorities claiming jurisdiction over such work. Upon delivery of all the necessary departmental documents indicating "sign-off", provided Tenant is not in default of any of the terms, conditions and covenants of the within lease, the balance of the allowance then being held by the Owner shall be paid to the Tenant within ten (10) days thereafter.

71. The security as set forth in Article #32 hereof shall be deposited in a New York bank, in an interest-bearing account, and the interest earned thereon shall accrue to Tenant less one (1%) per cent to be retained by the Owner as an administrative charge.

In the event the Tenant requests Landlord's consent to deposit the security in the form of an irrevocable Letter of Credit in lieu of cash, said Letter of Credit shall be drawn on a bank having an office in the City of New York.

72. It is understood and agreed that in the event at any time during the term of this lease, Room D on the Second (2nd) Floor in the building of which the demised premises are a part becomes available for rent (existing lease is set to expire 10/31/00) and the Owner has completed items a) and c) in the paragraph below describing the Landlords work, the Tenant herein shall be deemed to lease said space as of the date such premises become available co-terminus with the within lease. In no event shall the Tenant be deemed to lease said space prior to August 1, 2000.

The Landlord agrees to use best efforts to make space available to Tenant as soon an reasonably possible and to notify the Tenant by registered or certified mail whenever such space is available for rent by Tenant, and Tenant shall take possession within ten (10) business days from the receipt of such notice.

Upon possession of Room D on the Second (2nd) Floor, Tenant's rent shall be increased by the amount of THIRTY-FIVE THOUSAND THREE HUNDRED TWENTY-FIVE ($35,325) DOLLARS per annum ($2,943.75 per month) from 8/l/00 through 7/31/04 and by the amount of THIRTY-EIGHT THOUSAND ONE HUNDRED FIFTY-ONE ($38,151) DOLLARS per annum ($3,179.25 per month) from 8/l/04 through 7/31/08, the charges set forth in Articles #29 and #30 shall be increased by FIFTEEN ($15.) DOLLARS respectively, and the charge set forth in Article #59 shall be increased by THIRTY ($30.) DOLLARS. Electricity will be furnished to Room 600 in accordance with the provisions of the Electricity Rider attached to this lease.

It is understood and agreed that the Tenant shall have possession of Room D on the Second (2nd) Floor free of base rent for said premises for a period of five
(5) months from the date on which possession is delivered to the Tenant, otherwise subject to the terms and conditions hereof, and with the express understanding that the Tenant shall pay all items of additional rent and other charges reserved under this lease commencing with the date on which the Tenant takes possession of Room D on the Second (2nd) Floor, provided however, that in the event Tenant defaults in fulfilling any of the terms of this lease at any time during the term or defaults in the payment of rent or additional rent after the free rent period, the rent for the entire free rent period for said premises shall immediately become due and payable.

Upon possession of Room D on the Second (2nd) Floor by Tenant, the Landlord agrees to perform the following work in said premises:

          a)   Demolish as per Tenant's plan;

          b) Replace any windows within demised premises that have not yet been replaced (building standard);

          c) Repair any seriously damaged areas of demising walls, floors, ceilings and columns;

          d)   Deliver premises broom clean.

In consideration of the Tenant, at its own cost and expense, doing work in Room D on the Second (2") Floor and upon the completion of such work and the presentation by the Tenant to the Owner of receipted bills and cancelled checks for all such work as evidence that same has been paid for, the Owner agrees to grant to the Tenant an additional allowance in the amount not to exceed the sum of TWENTY-EIGHT THOUSAND TWO HUNDRED SIXTY ($28,260.) DOLLARS against the actual cost of such work (exclusive of architect's fee, permits, or engineering costs) and the presentation of said receipted bills and cancelled checks.

73. Whenever any consent or approval of or by Owner or Tenant is required hereunder such shall not be unreasonably withheld, conditioned or delayed unless certain criteria or specifications are provided for under Lease.

74. Notwithstanding the provision of Article #51, it is understood and agreed that Tenant may assign this lease or sublet all or any part of the demised premises without the prior written consent of Landlord to (a) any parent, subsidiary or affiliate of Tenant; (b) a joint venturer of Tenant; (c) any entity resulting from a merger or consolidation with Tenant; (d) any entity succeeding to the business and stock of Tenant; (e) the transfer of stock between and among existing shareholders and their immediate families; (f) the transfer of stock in connection with a public offering or private placement of Tenant.

75. Notwithstanding the hours mentioned in Article #31 of this lease, the Tenant shall have access to the demised premises and at least one working elevator, seven (7) days per week, twenty-four (24) hours per day.

76. Tenant shall submit to Owner, for Owner's approval, not to be unreasonably withheld, conditioned or delayed, a set of construction plans and specifications for changes to be done. Tenant shall be required to forward a set of its constructions plans to the building manager and one complete set to Max Capital Management Corp., 230 Park Avenue, New York, NY 10169, Attention: Ms. Colleen E. McDonald. Any objections by Owner to such plans and specifications must be in reasonably specific detail. In the event that Owner fails to respond to Tenant within ten (10) days of Tenant's submission of such plans and specifications, Tenant shall send to Owner a notice (hereinafter referred to as the "Second Notice") which shall state that unless

Owner responds to the submission of such plans and specifications within five
(5) days after receipt of Second Notice, Owner's approval of the work set forth in the plans and specifications shall be deemed granted.

77. Notwithstanding the provisions of Article 3 of the Lease, (i) Tenant shall be permitted to make minor non-structural changes to the demised promises, consistent with the permitted use thereof (including decorative changes, such as painting and carpeting), without the consent of Owner; provided that Tenant shall give Owner 10 days prior notice of such changes and provided such changes do not exceed $25,000.00 in the aggregate (ii) Tenant shall not be obligated to restore the demised premises at the end of the term of the Lease to its prior condition provided Owner has consented to all alterations other than any alterations done in conjunction with this article.

78. It is understood and agreed between the parties hereto that in the event the Tenant is in compliance with all of the terms, covenants and conditions of the within lease up to and including JULY 31, 2002, the Landlord agrees to return to the Tenant one (1) month of the security on deposit under the within lease and in the event the Tenant has fully complied with all of the terms, covenants and conditions of the within lease up to and including JULY 31, 2003, the Landlord agrees to return to the Tenant one (1) months of the security on deposit under the within lease and in the event the Tenant has fully complied with all of the terms, covenants and conditions of the within lease up to and including JULY 31, 2004, the Landlord agrees to return to the Tenant one (1) months of the security on deposit under the within lease. The balance of the security together with accrued interest shall remain on deposit with the Landlord in accordance with the provisions of Article #32 of this lease.

                                 G U A R A N T Y

LEASE dated JULY 26, 2000                PREMISES ROOMS E, F, and G on 2ND FLOOR

Between  MAX FIVE NY, LLC                                               as Owner

and               MANHATTAN PUBLISHING CORP.                           as Tenant

                  FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises. As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, or under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

Dated, New York City                NEWS COMMUNICATIONS INC.    L.S.

Witness:                            By: /s/ Steve Farbman
                                       ----------------------------------
                                              President and CEO
                                              Steve Farbman

STATE OF

                           SS:

COUNTY OF

                  On this 11th day of August, 2000, before me personally came STEVE FARBMAN, to me known who being by me duly sworn, did depose and say that he resides in MT. KISCO, NY that he is the PRES/CEO of NEWS COMMUNICATONS, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Director of said corporation, and that he signed his name thereto by like order.

                                        /s/ Neal I. Gantcher
                                        --------------------------------
                                                    Notary

                                        Neal I. Gantcher, Notary Public
                                        State of New York, No. 03-6455935
                                        Qualified in Westchester County
                                        Certificate Filed in New York County
                                        Commission Expires Feb. 28, 2001